NET REVENUES	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
NET REVENUES
4. NET REVENUES

Net revenues are as follows:

	For the years ended December 31,
	2023	2022	2021
	(€ thousand)
Revenues from:
Cars and spare parts (1)	5,119,181	4,321,120	3,552,838
Sponsorship, commercial and brand (1)	571,759	498,861	450,860
Engines	126,748	155,342	189,432
Other	152,458	119,931	77,764
Total net revenues	5,970,146	5,095,254	4,270,894
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(1)Starting in 2023, sponsorship revenues relating to the Group’s WEC and other racing activities are presented within sponsorship, commercial and brand as a result of the increased relevance of those activities for the Ferrari brand in 2023, primarily in connection with the return of Ferrari to the top-tier “Hypercar” category of the FIA WEC after 50 years. As a result, sponsorship revenues from WEC and other racing activities of €20,362 thousand and €20,281 thousand for the years ended December 31, 2022 and 2021, respectively, which were previously presented within cars and spare parts as they were treated as incidental to the sale of our track cars, have been reclassified retrospectively to sponsorship, commercial and brand to conform to the current presentation.

Other net revenues primarily relate to financial services activities, management of the Mugello racetrack and other sports-related activities.

Interest and other financial income from financial services activities included within net revenues in 2023, 2022 and 2021 amounted to €99,661 thousand, €69,389 thousand and €55,043 thousand, respectively.